EXHIBIT 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of October 16, 2006 (this “Amendment”), among USEC INC., a Delaware corporation (“Holdings”), UNITED STATES ENRICHMENT CORPORATION, a Delaware corporation (“Enrichment” and, together with Holdings, the “Borrowers”), the LENDERS UNDER THE CREDIT AGREEMENT REFERRED TO BELOW WHICH ARE PARTY HERETO, JPMORGAN CHASE BANK, N.A., as Administrative and Collateral Agent (the “Administrative Agent”), and THE OTHER FINANCIAL INSTITUTIONS WHICH ARE NAMED IN THE CREDIT AGREEMENT AS “AGENTS” THEREUNDER WHICH ARE PARTY HERETO, amends the Amended and Restated Revolving Credit Agreement dated as of August 18, 2005, as previously amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of March 6, 2006 (as amended, the “Credit Agreement”), among the Borrowers, the Lenders party thereto, the Administrative Agent and the other financial institutions named therein as “agents” thereunder.

WHEREAS, the Borrowers have requested that the terms “Availability”, “Borrowing Base Reserves (Inventory)” and “Collateral Availability” as defined in Section 1.01 of the Credit Agreement be amended to provide for the Senior Note Reserve (as defined in the Credit Agreement) to be included within the term Borrowing Base Reserves (Inventory) rather than separately deducted from the calculation of Availability and Collateral Availability; and

WHEREAS, the Administrative Agent and the Lenders are willing to amend Section 1.01 of the Credit Agreement to revise the terms “Availability”, “Borrowing Base Reserves (Inventory)” and “Collateral Availability” as provided herein, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

1. Capitalized Terms.

Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2. Amendments to Section 1.01 of the Credit Agreement.

Subject to the satisfaction of the terms and conditions set forth in Section 4 hereof and in reliance on the representations set forth in Section 3 hereof, the Borrowers, the Lenders and the Administrative Agent agree that Section 1.01 of the Credit Agreement be and it hereby is amended, by deleting the terms “Availability”, “Borrowing Base Reserves (Inventory)” and “Collateral Availability” and replacing them with the following new terms:

“‘Availability’ means, at any time, the difference between (a) the lesser at such time of (i) the aggregate Commitments of all Lenders and (ii) the Borrowing Base, and (b) the sum at such time of (i) the unpaid principal balance of the Loans and all accrued interest, fees and expenses plus (ii) the LC Exposure.”

“‘Borrowing Base Reserves (Inventory)’ means, as of any date of determination, such reserves in amounts as the Administrative Agent may from time to time establish and revise (upward or downward) in its Permitted Discretion upon reasonable prior notice to the Credit Parties to reflect, among other things: (a) potential material adverse landlord claims resulting from the absence of landlord waivers, environmental costs, rent, the cost of tails disposition not otherwise covered by surety bonds or Letters of Credit and estimated DOE Lease Turnover Obligations, (b) potential shortfalls in inventory of (i) natural uranium meeting applicable ASTM specifications needed to meet the Credit Parties’ obligations to Customers and/or (ii) enriched uranium meeting applicable ASTM specifications needed to meet the Credit Parties’ obligations to Customers, (c) potential mark-to-market costs, (d) inventory subject to other liens, (e) variances between estimated and physical amounts of inventory, and (f) the Senior Note Reserve; provided that, upon the Administrative Agent’s receipt of a letter agreement or other writing from the DOE in form and substance satisfactory to the Administrative Agent in its Permitted Discretion granting the Administrative Agent rights to access and dispose of collateral on the premises leased from the DOE by the Borrowers, the Administrative Agent shall no longer require a reserve for estimated DOE Lease Turnover Obligations.”

“‘Collateral Availability’ means at any time the remainder of (a) the Borrowing Base minus (b) the sum of (i) the unpaid principal balance of the Loans and all accrued interest, fees and expenses plus (ii) the LC Exposure.”

3. No Default; Representations and Warranties, etc.

Each of the Borrowers represents and warrants to the Lenders and the Administrative Agent that as of the date hereof (a) the representations and warranties of the Credit Parties contained in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date); (b) the Borrowers are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement and the other Financing Documents to be observed or performed by them thereunder; (c) no Default or Event of Default shall have occurred and be continuing; and (d) the execution, delivery and performance by the Borrowers of this Amendment (i) have been duly authorized by all necessary corporate and, if required, shareholder action on the part of the Borrowers, (ii) will not violate any applicable law or regulation or the organizational documents of any Borrower, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding on any Borrower or any of its assets and (iv) do not require any consent, waiver or approval of or by any Person (other than the Administrative Agent and the Lenders) which has not been obtained.

4. Conditions Precedent. The Amendment shall become effective on the date of this Amendment (the “Second Amendment Effective Date”); provided that, on or before the Second Amendment Effective Date, the Administrative Agent shall have determined that each of the following conditions precedent shall have been satisfied:

(a) Counterparts of Amendment. The Agent shall have received either (i) a counterpart of this Amendment signed on behalf of the Borrowers and the Required Lenders and counterparts of the Ratification of Guarantees attached hereto signed on behalf of NAC Holdings Inc. and NAC International Inc., as guarantors, or (ii) written evidence reasonably satisfactory to the Agent (which may include telecopy transmission of a signed signature page of this Amendment or such Ratification of Guarantees, as applicable) that such parties have signed a counterpart of this Amendment and such Ratification of Guarantees, as applicable.

(b) Consent Fee. As consideration for the amendments to the Credit Agreement set forth herein, the Borrowers shall have paid to the Administrative Agent for the account of each Lender that executes and delivers to the Administrative Agent a duly executed counterpart to this Amendment prior to the Second Amendment Effective Date, a consent fee equal in amount to ten one hundredths of one percent (10 basis points) of the amount of such Lender’s Commitment as in effect immediately prior to the Second Amendment Effective Date.

5. Miscellaneous.

(a) The Borrowers, the Lenders and the Administrative Agent hereby ratify and confirm the terms and provisions of the Credit Agreement and the other Financing Documents and agree that, except to the extent specifically amended hereby, the Credit Agreement, the other Financing Documents and all related documents shall remain in full force and effect. Nothing contained herein shall constitute a waiver of any provision of the Financing Documents.

(b) The Borrowers agree to pay all reasonable expenses, including legal fees and disbursements, incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated thereby.

(c) This Amendment may be executed in any number of counterparts (including by way of facsimile transmission), each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(d) This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

BORROWERS:

USEC INC.

By: /s/ John C. Barpoulis

Name: John C. Barpoulis
Title: Sr. Vice President, Chief Financial Officer and Treasurer

UNITED STATES ENRICHMENT CORPORATION

By: /s/ John C. Barpoulis

Name: John C. Barpoulis
Title: Sr. Vice President, Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative and Collateral Agent

By: /s/ James M. Barbato

Name: James M. Barbato
Title: Vice President

LENDERS:

JPMORGAN CHASE BANK, N.A.

By: /s/ James M. Barbato

Name: James M. Barbato
Title: Vice President

MERRILL LYNCH CAPITAL, a division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as

Co-Syndication Agent and a Lender

By: /s/ Mary Beth O’Keefe

Name: Mary Beth O’Keefe
Title: Assistant Vice President

GMAC COMMERCIAL FINANCE LLC, as Co-Documentation Agent and a Lender

By: /s/ Thomas Maiale

Name: Thomas Maiale
Title: Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and a Lender

By: /s/ Jason Searle

Name: Jason Searle
Title: Vice President

SIEMENS FINANCIAL SERVICES, INC.

By: /s/ Mark Picillo

Name: Mark Picillo
Title: Vice President

SOVEREIGN BANK

By: /s/ Charles H. O’Donnell

Name: Charles H. O’Donnell
Title: Vice President

N.M. ROTHSCHILD & SONS LIMITED

By: /s/ N. A. Wood / Derek McCrone

Name: Nicholas Wood / Derek McCrone
Title: Director / Assistant Director

WELLS FARGO FOOTHILL, LLC

By: /s/ Mark Bradford

Name: Mark Bradford
Title: Vice President

WESTERNBANK PUERTO RICO

By: /s/ Miguel A. Vazquez

Name: Miguel A. Vazquez
Title: President, Business Credit Division

THE FOOTHILL GROUP, INC.

By: /s/ R. Michael Bohannon

Name: R. Michael Bohannon
Title: Senior Vice President

RATIFICATION OF GUARANTEES

Each of the undersigned Guarantors hereby acknowledges and consents to the foregoing Second Amendment to Amended and Restated Revolving Credit Agreement dated as of October 16, 2006 (the “Second Amendment”) among USEC Inc. (“Holdings”), United States Enrichment Corporation (“Enrichment” and, together with Holdings, the “Borrowers”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Administrative Agent”), and the other financial institutions named therein as “agents”, confirms that the obligations of the Borrowers under the Credit Agreement, as previously amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of March 6, 2006, and as amended by the Second Amendment, constitute “Guaranteed Obligations” guarantied by and entitled to the benefits of each respective Amended and Restated Guarantee dated as of August 18, 2005 executed and delivered by each such Guarantor to the Administrative Agent, the Issuing Bank, the Lenders and the other Secured Parties (each a “Guarantee” and collectively, the “Guarantees”), agrees that its respective Guarantee remains in full force and effect and ratifies and confirms all of its obligations thereunder. Capitalized terms used but not otherwise defined herein shall have the meanings attributed to them in the Guarantees.

GUARANTORS:

NAC HOLDING INC.

By: /s/ Kent S. Cole
Name: Kent S. Cole
Title: President

NAC INTERNATIONAL INC.

By: /s/ Kent S. Cole
Name: Kent S. Cole
Title: President